The Bruton's Tyrosine Kinase (BTK) Inhibitor Ibrutinib (PCI-32765) Promotes High Response Rate, Durable Remissions, and is Tolerable in Treatment Naïve (TN) and Relapsed or Refractory (RR) Chronic Lymphocytic Leukemia (CLL) or Small Lymphocytic Lymphoma (SLL) Patients Including Patients With High-Risk (HR) Disease: New and Updated Results of 116 Patients in a Phase Ib/II Study

JOHN C. BYRD, MD[1], RICHARD FURMAN, MD[2], STEVEN COUTRE, MD[3], IAN FLINN, MD, PHD[4,5,] JAN BURGER, MD, PHD[6], KRISTIE BLUM, MD[7*], JEFF SHARMAN, MD[8*], BARBARA GRANT, MD[9], JEFFREY JONES, MD, MPH[7], WILLIAM WIERDA, MD, PHD[6], WEIQIANG ZHAO, MD, PHD[10*], NYLA HEEREMA, PHD[10], AMY JOHNSON, PHD[1], ANH TRAN[11*], FONG CLOW, SCD[11*], LORI KUNKEL, MD[11], DANELLE JAMES, MD[11] AND SUSAN O'BRIEN, MD[6*]

[1]Division of Hematology, Department of Internal Medicine, The Ohio State University, Columbus, OH; [2]Weill Medical College of Cornell University, New York, NY; [3]Stanford University School of Medicine, Stanford, CA; [4]Sarah Cannon Research Institute, Nashville, TN [5]Tennesse Oncology PLLC, Nashville, TN; [6]Department of Leukemia, The University of Texas MD Anderson Cancer Center, Houston, TX; [7]Hematology, The Ohio State University-James Cancer Center, Columbus, OH; [8]Willamette Valley Cancer Institute and Research Center/US Oncology Research, Eugene, OR; [9]Vermont Cancer Center, University of Vermont, Burlington, VT [10]Pathology, The Ohio State University, Columbus, OH; [11]Pharmacyclics, Inc, Sunnyvale, CA

Bruton's Tyrosine Kinase (BTK)
A critical kinase for lymphoma cell survival and proliferation


CD19
BTK
PI3K
PLCγ
PKCβ
LYN
BLNK
IKK
SYK
NF-κB
LYN
CD79B
ERK
SYK
CD79A
Nucleus

- BTK is expressed and functional across non-T-cell hematopoietic lineages
- BTK functions downstream in a variety of receptors
  - Essential element of B-cell receptor signaling
  - Chemokine mediated migration & adhesion
  - Toll Like Receptor signaling
- B-cell tumors may be dependent upon BTK for proliferation and survival

Ibrutinib (PCI-32765)
A Selective Inhibitor of BTK


O
NH_2
N
N
N
N
N
O

- Forms a specific bond with cysteine-481 in BTK
- Highly potent BTK inhibition at IC_{50} = 0.5 nM
- Orally administered with once daily dosing resulting in 24-hr target inhibition
- No cytotoxic effect on T-cells or natural killer (NK)-cells
- In chronic lymphocytic leukemia (CLL) cells promotes apoptosis and inhibits CLL cell migration and adhesion

Advani, R. et al, *J Clin Oncol.* 2012;42:7906.
Honigberg LA et al, *Proc Natl Acad Sci* U S A.2010;107:13075.
Herman SEM et al, *Blood.*2011;117: 6287-6296.
Ponader, et al, ASH Meeting Abstracts. 2010; 116:45.

PCYC-1102-CA

Phase II in CLL/SLL

Enrolled May 2010→July 2011

PCYC-1102-CA

116 patients treated with ibrutinib monotherapy

Treatment Naïve (TN) ≥ 65 yrs
420 mg/d or 840 mg/d ibrutinib
(n=31)
Median follow-up 20.3 months

Relapsed/Refractory (R/R)
420 mg/d or 840 mg/d ibrutinib
(n=61)
Median follow-up 22.1 months

High-risk* Relapsed/Refractory (HR)
420 mg/d ibrutinib
(n=24)
Median follow-up 14.7 months

Endpoints:
ORR, PFS, OS, Safety, PK/PD

*High –risk defined as progression of disease < 24 months of initiation of a chemoimmunotherapy regimen or failure to respond

PCYC-1102-CA

Patient Characteristics

	TN ≥65 yrs (N=31)	R/R + HR (N=85)
Age, years		
Median (Range)	71 (65 – 84)	66 (37 – 82)
≥ 70 years, (%)	74%	35%
ECOG Status		
0, 1, 2	74%, 26%, 0%	41%, 56%, 2%
β_2 Microglobulin > 3mg/L, %	26%	49%
Rai Stage III/IV **at Baseline**	48%	65%
Prognostic Markers, %		
IgV_H unmutated	55%	85%
del(17p13.1)	7%	35%
del(11q22.3)	3%	39%

PCYC-1102-CA

Patient Characteristics

	R/R +HR (N=85)
Median # Prior Rx (Range)	4 (1 – 12)
< 3 Prior Rx, %	32
≥ 3 Prior Rx, %	68
Purine Analog Refractory, %	
< 12 mos from any PA to next therapy	48
Prior therapy, %	
Nucleoside analog	95
Alkylator	89
Rituximab	98
Alemtuzumab	21
Bendamustine	39
Ofatumumab	26
Allo-SCT	5
Investigational Therapies, %	
Lenalidomide	32
BH3 mimetic	6
GS-1101	6

PCYC-1102-CA

Patient Disposition

	Treatment Naïve (N=31)	R/R + HR (N=85)
Median Time on Treatment, mos	20.3	15.7 21.0 R/R, 13.9 HR
Range	0.3 – 25.8	0.3 – 26.7
Subjects Still on Treatment, # (%)	26 (84)	54 (64)
Primary Reasons for Treatment Discontinuation, # (%)		
Adverse Event (includes death)	**2 (7)**	**7 (8)**
AE possibly or definitely related to ibrutinib (fatigue)	1 (3)	0
Death due to AE[1]	0	1 (1)
Disease Progression	**1 (3)**	**11 (13)**
with transformation to a more aggressive histology	0	7 (8)
Stem cell transplant (while in response)	**0**	**5 (6)**
Subject decision	**2 (6)**	**5 (6)**
Investigator decision – not stem cell transplant	**0**	**3 (4)**

[1]*pneumonia cryptococcal*

PCYC1102-CA

Common AEs (All Grades, Regardless of Causality)


TN
(n=31)
Diarrhea
Nausea
Fatigue
Rash
Dizziness
Dyspepsia
Peripheral Edema
Arthralgia
Constipation
Hypertension
Vomiting
URI
Gastroreflux disease
Urinary tract infection
0%
20%
40%
60%
80%
R/R + HR
(n=85)
Diarrhea
URI
Fatigue
Cough
Arthralgia
Pyrexia
Rash
Peripheral Edema
Muscle spasms
Sinusitis
Hypertension
Constipation
Dizziness
Headache
Nausea
0%
20%
40%
60%
80%
Grade 1
Grade 2
Grade 3
Grade 4

PCYC-1102-CA

Safety

Adverse events >=grade 3



Systemic ≥ 5%
Hematologic
Infectious
50%
40%
30%
20%
10%
0%
R/R + HR
TN
Sinusitis
Pyrexia
Hypertension
Cellulitis
Bacteraemia
Dehydration
Pneumonia
Rash
Hyponatremia
Diarrhea
Pneumonia
Thrombocytopenia
Anemia
Neutropenia
Thrombocytopenia
Anemia
Neutropenia
any >=g3 infection
any >=g3 infection
Grade 3
Grade 4
Grade 5

PCYC-1102-CA

Median Serum Immunoglobulin (Ig) Levels


Serum IgA
TN (n=15)
R/R + HR (n=15)
200
150
100
50
0
mg/dL
Baseline
3
6
12
Months
Serum IgM
TN (n=12)
R/R + HR (n=10)
60
50
40
30
20
10
0
mg/dL
Baseline
3
6
12
Months
Serum IgG
TN (n=14)
R/R + HR (n=14)
1000
800
600
400
200
0
mg/dL
Baseline
3
6
12
Months

Displayed with 95% Confidence Interval

PCYC-1102-CA

Ibrutinib Improves Hemoglobin and Platelet Counts in Relapsed or Refractory Patients With Cytopenia at Baseline


78% of 33 patients experienced sustained improvement of platelet counts
82% of 41 patients experienced sustained improvement of hemoglobin
Mean Hemoglobin ± SEM (g/dL)
14
13
12
11
10
9
8
Mean Platelets ± SEM (K/µL)
140
120
100
80
60
40
Hemoglobin
Platelet
Baseline
1
2
3
4
5
6
7
8
9
10
11
12
14
16
18
20
22
24
Cycle
= Standard Error Mean

**Sustained improvement is defined as improvement in cytopenia by >50%, or Hgb >11 g/dL, ANC > 1500 cells/µL, platelet >100,000 with the duration of improvement lasting for ≥ 56 days (2 cycles) without blood transfusion or G-CSF*

PCYC-1102-CA
Response Criteria

- CLL: The 2008 IWCLL criteria[2] were applied with the following clarifications in line with IWCLL/NCCN criteria (2012) :
  - PD: Treatment-related lymphocytosis, in the absence of other parameter, was not considered PD
  - PR with lymphocytosis: a PR by other parameters
    - except a 50% reduction in ALC (or ALC <4K) from baseline remains to be achieved
  - Best response: obtained to any time during therapy or follow-up

- SLL--NHL IWG criteria[1] were applied to SLL cases
- All Responses were investigator assessed

[1]Cheson, et al, J Clin Oncol, 2007
[2]Hallek, et al, Blood, 2008

PCYC-1102-CA

Best Response



80%
60%
40%
20%
0%
68%
3/31
10%
18/31
58%
13%
13%
4/31
4/31
0%
71%
2/85
2%
58/85
68%
18%
15/85
4%
3/85
2%
2/85
CR
PR
PR w/ lymphocytosis
SD
PD
Treatment Naïve
(n=31)
2 not evaluable
R/R + HR
(n=85)
5 not evaluable

PCYC-1102-CA

Best Response by Risk Features

	Treatment Naive		R/R + HR	
	N	ORR %	N	ORR %
All Patients	31	**68**	85	**71**
≥ 70 years age	23	**61**	30	**73**
β_2 Microglobulin > 3mg/L	8	**63**	39	**72**
Rai Stage III/IV	15	**60**	55	**71**
IgV_H unmutated	17	**82**	69	**77**[1]
del(17p13.1) present	2	**100**	28	**68**
del(11q22.3) present	1	**100**	31	**77**
Bulky disease ≥ 5 cm	6	**67**	44	**77**
≥ 3 prior chemo regimens	Not applicable		58	**69**
Purine Analog Refractory	Not applicable		41	**66**

[1]*p-value=0.005*

PCYC-1102-CA

IgV_H and Lymphocytosis

Relapsed/Refractory including High-Risk R/R



Median Percent Change from Baseline w/ 95% CIs
700
600
500
400
300
200
100
0
-100
IgVH Mutated
IgVH Unmutated
0 1 2 3 4 5 6 7 8 9 10 11 12
Cycle

	IgV_H Mutated (n=12)	IgV_H Unmutated (n=69)	p-value
Lymphocytosis, # (%)	10 (83)	53 (77)	NS
Lymphocytosis Normalized, # (%)*	5 (50)	45 (85)	p=0.025
Median Time to Normalization (mos) 95% CI	14.8 (1.4, NE)	6.4 (4.9, 8.1)	p=0.068
Normalization rate at 6 months	44%	41%	
Normalization rate at 12 months	44%	81%	
Normalization rate at 18 months	58%	90%	

* % based on subjects with lymphocytosis

PCYC-1102-CA

Progression-free Survival



Relapsed/Refractory and Treatment Naïve >= 65yrs
PFS Probability
1.0
0.8
0.6
0.4
0.2
0.0
0
5
10
15
20
25
Months on Study
R/R + High-Risk R/R (n=85)
Est. PFS at 26 mo is 75%
Treatment Naïve (n=31)
Est. PFS at 26 mo is 96%
+ Censored
Logrank p=0.0256
Data cut-off of 19OCT2012

PCYC-1102-CA

Progression-free Survival

Relapsed/Refractory including High-Risk R/R

del(17p13.1)/del(11q22.3) Status



1.0
0.8
0.6
0.4
0.2
0.0
PFS Probability
del17p (n=28)
Est. PFS at 26 mo is 57%
del11q (n=23)
Est. PFS at 26 mo is 73%
No del17p or del11q (n=29)
Est. PFS at 26 mo is 93%
+ Censored
Logrank p=0.0437
Data cut-off of 19OCT2012
0
5
10
15
20
25
Months on Study

IgV_H Status



1.0
0.8
0.6
0.4
0.2
0.0
Mutated (n=12)
Est. PFS at 26 mo is 83%
Unmutated (n=69)
Est. PFS at 26 mo is 72%
+ Censored
Logrank p=0.6732
Data cut-off of 19OCT2012
0
5
10
15
20
25
30
Months on Study

PCYC-1102-CA

Overall Survival



Relapsed/Refractory and Treatment Naïve >= 65yrs
1.0
0.8
0.6
0.4
0.2
0.0
OS Probability
0
5
10
15
20
25
Months on Study
R/R + High-Risk R/R (n=85)
Est. OS at 26 mo is 83%
Treatment Naïve (n=31)
Est. OS at 26 mo is 96%
+ Censored
Logrank p=0.0937
Data cut-off of 19OCT2012

PCYC-1102-CA
Overall Survival

Relapsed/Refractory including High-Risk R/R



del(17p13.1)/del(11q22.3) Status
OS Probability
1.0
0.8
0.6
0.4
0.2
0.0
0
5
10
15
20
25
Months on Study
del17p (n=28)
Est. OS at 26 mo is 70%
del11q (n=23)
Est. OS at 26 mo is 85%
No del17p or del11q (n=29)
Est. OS at 26 mo is 93%
+ Censored
Logrank p=0.1482
Data cut-off of 19OCT2012
IgV$_H$ Status
1.0
0.8
0.6
0.4
0.2
0.0
0
5
10
15
20
25
30
Months on Study
Mutated (n=12)
Est. OS at 26 mo is 83%
Unmutated (n=69)
Est. OS at 26 mo is 82%
+ Censored
Logrank p=0.8600
Data cut-off of 19OCT2012

PCYC-1102-CA

Summary

- Ibrutinib as a single agent in induces a high response in all populations studied
- The PFS and OS was prolonged in both previously untreated and relapsed and refractory patients as compared to historical controls
- Outcome of high-risk patients such as del 17p appears to be superior to current available therapies
- Adverse events were modest allowing for continuous daily dosing over an extended period of time

PCYC-1102-CA

Acknowledgement

All of the patients and their supportive families who participated in the study

Investigators and clinical research staff from all the clinical centers

Pharmacyclics, Inc.

Anh Tran	Joe Laver	Jamie-Sue West
Sheila Lagura	Raquel Izumi	Zeena Salman
Stephen Chan	Mei Cheng	Tasheda Navarro
Tosh Kameda	Cathy Zhou	Eric Hedrick
Raymond Lee	Fong Clow	Danelle James
Julie Graves	Betty Chang	Lori Kunkel
Clara Plascencia	Joe Buggy	Fong Clow
Joyce Martin	Ahmed Hamdy	Robert Duggan